UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549


                                    FORM  8-K

                                 CURRENT  REPORT

   PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date  of  Report  (Date  of  earliest  event  reported):  February 10, 2000


                         NATIONAL REHAB PROPERTIES, INC.

         (Exact  name  of  registrant  as  specified  in  its  charter)

                                     Nevada

               (State  or  other  jurisdiction  of  incorporation)

               000-27159                                65-0439467

  (Commission File Number)                   (IRS Employer Identification No.)

                   2921 NW Sixth Avenue, Miami, Florida 33127

             (Address of principal executive offices)   (Zip  Code)

                                 (305)  573-8882

            Registrant's  telephone  number,  including  area  code:

                            MAS ACQUISITION XV CORP.
                              1710 E. Division St.
                             Evansville,  IN  47711
                                 (812)  479-7226

                (Former  name,  address  and  telephone  number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

(a) Pursuant to a Stock Exchange Agreement (the "Exchange Agreement") dated as of February 10, 2000 between MRC Legal Services Corporation, a California Corporation, which entity is the controlling shareholder of MAS Acquisition XV Corp. ("MAS XV"), an Indiana corporation, and National Rehab Properties, Inc., a Nevada corporation, approximately 96.8% (8,250,000 shares) of the outstanding shares of common stock of MAS Acquisition XV Corp. were exchanged for 1,000,000 shares of common stock of National Rehab Properties, Inc. ("NRPI" or the "Company") in a transaction in which NRPI became the parent corporation of MAS XV.

     The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of MAS XV and approved by the written consent of the shareholders of MAS XV on January 10, 2000. The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of NRPI on February 10, 2000. No approval of the shareholders of NRPI or MAS XV is required under applicable state corporate law.

     Prior to the merger, MAS XV had 8,519,800 shares of common stock outstanding of which 8,250,000 shares were exchanged for 1,000,000 shares of common stock of NRPI. By virtue of the exchange, NRPI acquired 96.8% of the issued and outstanding common stock of MAS XV.

     Prior to the effectiveness of the Exchange Agreement, NRPI had an aggregate of 13,390,379 shares of common stock, par value $.001, issued and outstanding, and 1,000,000 shares of Class A common stock outstanding, $.001 par value

     Upon effectiveness of the acquisition, NRPI had an aggregate of 14,390,379 shares of common stock outstanding and 1,000,000 shares of Class A common stock outstanding, $.001 par value.

     The officers of NRPI continue as officers of NRPI subsequent to the Exchange Agreement. See "Management" below. The officers, directors, and by-laws of NRPI will continue without change.

     A copy of the Exchange Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.

 (b) The following table sets forth certain information regarding beneficial ownership of the common stock and Class A common stock of NRPI as of September 30, 1999 (prior to the issuance of 1,000,000 shares pursuant to the Exchange Agreement) by:
     * each person or entity known to own beneficially more than 5% of the common stock or 5% of the Class A common stock;
     *     each  of  NRPI's  directors;
     *     each  of  NRPI's  named  executive  officers;  and
     *     all  executive  officers  and  directors  of  NRPI  as  a  group.

                              Name  and Address of     Amount and Nature of         Percent  of
Title  of  Class             Beneficial  Owner  (1)     Beneficial  Ownership         Class
--------------               --------------------       ---------------------       -----------

Common  Stock               Richard  and  Pamela
                            Astrom                           285,000                   2.0%
                            11415  NW  123  Lane
                            Reddick,  FL  32686

Class  A                                                        0                      0.0%
Common  Stock

Common  Stock               Christopher
                            Astrom                         6,010,000 (1)              41.8%
                            11415  NW  123  Lane
                            Reddick,  FL  32686

Class  A                    Christopher                    1,000,000 (2)             100.0%
Common  Stock               Astrom
                            11415  NW  123  Lane
                            Reddick,  FL  32686

Common  Stock               All Officers and  Directors
                            as a Group (2 persons)         6,295,000                  43.8%

Class  A                    All  Officers and Directors
Common  Stock               as  a  Group  (2  persons)     1,000,000                 100.0%


(1) Includes options to acquire 6,000,000 shares of common stock at a price of $.001 per share. Mr. Astrom has executed a promissory note to the Company in the amount of $20,000 for these options, which were authorized and awarded to Mr. Christopher Astrom on March 1, 1999 in consideration for waiver of compensation during 1996 and 1997. There is no expiration date on the option.

(2) Each share of Class A common stock entitles Mr. Astrom to the equivalent of 20 common share votes in any matter to be voted on by the shareholders of the Company. The Class A common stock was authorized on June 17, 1999 and 1,000,000 shares issued to Mr. Christopher Astrom on June 17, 1999. The Class A common stock may not be transferred to anyone other than a family member.

The Company has authorized 40,000,000 shares of $.001 par value common stock, 14,390,379 of which are outstanding at the date of this report. The Company also has authorized 2,000,000 shared of .0001 par value Class A common, "super voting shares", with voting rights equivalent to 20 common shares for each Class A share, 1,000,000 of which are outstanding at the date of this report.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

(a) The consideration exchanged pursuant to the Exchange Agreement was negotiated between representatives of the shareholders of MAS XV and the management of NRPI.

     In evaluating NRPI as a candidate for the proposed acquisition, MAS XV used criteria such as the value of the assets of NRPI, its present stock price as set forth on the over-the-counter bulletin board, its real estate development business and other anticipated operations, and NRPI's business name and reputation. The shareholders of MAS XV determined that the consideration for the merger was reasonable.

(b) NRPI intends to continue its historical businesses and proposed businesses as set forth more fully immediately below.

BUSINESS

This Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. Actual results could differ materially from those projected in the forward-looking statements due to a number of factors, including those set forth under "Risk Factors" and elsewhere in this Form 8-K.

SUMMARY

NRPI was formed on October 1, 1993. On August 17, 1995, we became a public company as a result of a merger with an already existing public company.

We specialize in investing in and revitalizing homes in established older residential neighborhoods in urban areas. Many of these homes have been abandoned by the middle-class who typically move outward from the inner cities into the newer suburban developments. We either buy vacant property and build single family homes or we buy abandoned homes and complete all renovations. Our purpose is to sell the homes for a profit. Renovated or rebuilt starter homes were valued at approximately $30,000 in 1981, $45,000 in 1987, $60,000 in 1994,
$70,000 in 1997, and $85,000 in 1999. The years ahead should find properties in this affordable housing market at the $90,000 range or higher.

Our target market has been fruitful over the past 30 years, regardless of national inflation or economic stagnation. We believe the real estate market will continue to provide a reasonable opportunity for our company's future investments. Based upon the great number of foreclosures and abandoned properties each year, we have a bountiful supply of lots and dilapidated homes, which meet our business model criteria.

NRPI has a successful record of identifying and purchasing distressed or foreclosed properties, completing renovations on those properties rapidly and inexpensively, and marketing the properties to qualified first-time buyers who can buy the properties with little or no down payment. We typically sell a property for $90,000 and produce a profit of $15,000 per sale. The complete buy-repair or build-resell process for each property takes approximately six months. The intended result is an annual pre-tax return of approximately $30,000 on a $60,000 investment.

The United States Department of Housing and Urban Development (HUD) and the Federal Housing Administration (FHA) support the cities and their residential neighborhoods with programs designed to work with developers to create low down payment housing. Being favorable to lower income citizens, these programs are non-subsidized by the government and carry their own weight in Washington's bureaucratic environment where charity is often scorned. As a rule, the federal government favors private ownership over public housing and tenant/renter situations. The HUD and FHA programs are specifically aimed at the low-income neighborhoods of America in an attempt to maintain the nation's existing housing stock which has depreciated and declined due to foreclosure, abandonment and old age. The Community Reinvestment Act (CRA) requires banks all over the nation to invest in these neighborhoods. It is up to the private and public sectors to engage these encouraging and sound programs and make them successful. NRPI takes advantage of that challenge by revitalizing abandoned urban neighborhoods, and in so doing, helps hundreds of working-class families realize the American dream of home ownership.

NRPI's business is real estate and in order to buy real estate for our business of rehabilitating houses or building houses, construction financing is necessary. Through the years we have constantly had difficulty in borrowing money from banks due to lack of cash in the corporate bank account. This is evidenced by the income for the years 1994 through 1997-- Federal Income Tax reports were as follows: $61,965 - 1994; $73,886 - 1995; $76,684 - 1996; $20,369
- 1997; ($344,064) - 1998). In May of 1997, we entered into a line of credit for $1,500,000 with an investment banking company. The interest rate was between 15% and 18% per year with an equal amount in placement fees. Additionally, we had to give the lender 4,000,000 shares of restricted stock. Our board entered into this agreement due to lack of credit for the rehabilitation of houses. In 1997, we opened an office in New Orleans, Louisiana because that city has 39,000 declared houses in need of repair. In 1997 and 1998, we completed 25 houses in New Orleans and, between the points and interest, we lost approximately $240,000. In 1998, we left New Orleans as it was determined that the excessive rate of interest being charged for the money borrowed NRPI could not be profitable. As of December 31, 1998, the inventory of company-owned houses in New Orleans, houses with the excessively high interest rates, was zero. In December 1998, we filed a lawsuit against the lender and its president for civil usury in Dade County Circuit Court. In that lawsuit we are asking for return of principal, damages and return of the stock issued to the defendants, et al. That stock (400,000 shares post split) is currently partially held in escrow with the courts and partially still in restricted form pending the result of the litigation.

In January, 1999, we completed a reverse split of our stock on a 1 for 10 basis and raised $557,500 from the sale and/or conversion into common stock of senior subordinated debentures. In addition, we raised $211,500 from the sale of restricted stock during the 1999 fiscal year. The reverse split was done in order to reduce the number of shares outstanding so that it would be possible to attract investment capital from the sale of our common stock.

Present  Operations

Our offices are located at 2921 NW 6th Avenue, Miami, Florida 33127 and our telephone number is (305) 573-8882.

Our business is currently based in Miami where we intend to build 100 houses annually. As a public Company, National Rehab Properties, Inc. is traded over-the-counter as a bulletin board stock under the symbol NRPI.

In 1999, we purchased 17 building sites in Miami for cash, filed for building permits and are proceeding forward with construction. A profit of $300,000 is projected from the completion of these sales. Those houses will be encumbered by mortgages from a Miami lending institution. The decision to build houses in Miami was the result of a market study showing a large demand for first time buyer homes and the large number of vacant lots in the mature residential neighborhoods NRPI is accustomed to dealing in. Due to our cash position, we expect to acquire construction financing for the Miami project. The Miami project of 100 houses is contingent upon construction financing.

NRPI has made a deposit on a 20 acre tract of land with a purchase price of $280,000 in Vero Beach, Florida. We anticipate improving the land with road and utilities and platting the land for 100 single family home sites. We believe we can obtain a land and acquisition loan from a local lending institution for the cost of construction of improvements to the land. We further anticipate building the houses with construction financing and reselling the houses in the local economy. We have funds available to purchase the land without the need to obtain additional financing. The project, known as "Eagle Trace," is estimated to create a profit of $3,500,000. This project is contingent upon construction financing for the land improvements and home construction.

NRPI has signed a letter of intent to purchase an aluminum manufacturing plant that produces aluminum and glass railings, storm shutters and aluminum windows for sale in South Florida. In 1998, the aluminum company had $4,600,000 in sales revenues, however it was not profitable due to lack of cash to finance the sale of its products awaiting construction draws. NRPI Properties, Inc. may acquire 80% of the company. If this entity is acquired, all financials will be consolidated with our company. We anticipate acquiring financing for the aluminum company's receivables through a factoring company. The receivable financing will be the only debt of the aluminum company. We have the funds for initial acquisition, however, the receivable financing funds are not yet in place and therefore the potential profitability of the acquisition target is not secure. We feel that the supply of users for the target's products is immense because the acquisition target is one of three companies that are licensed to build products passing the newest hurricane protection laws. There can be no assurance that the contemplated acquisition will occur and, if consummated, that it will provide profitable operations for our business.

Management's  Discussion  of  Operations

The following is a discussion of the financial condition and results of operations of our operations for the 12 month period commencing October 1, 1997 until the close of the fiscal year September 30, 1998. The financial condition information does not include the accounts of NRPI after the close of the fiscal year ending September 30, 1998, however, the period of 1994 through 1999 is discussed. We are current in our federal and state tax filings.

We specialize in renovating or rebuilding starter homes. Renovated or rebuilt starter homes were valued at approximately $30,000 in 1981, $45,000 in 1987, $60,000 in 1994, $70,000 in 1997, and $85,000 in 1999. The years ahead should find properties in this affordable housing market at the $90,000 range or higher. Over the past 30 years, the market we have targeted continues to be fruitful regardless of national inflation or economic stagnation. We believe the real estate market will continue to be ripe for our future investments. Thousands of homes suffer foreclosure and abandonment every year, creating an abundant supply of lots and dilapidated homes, which fit our investment criteria.

We have a successful record of identifying and purchasing distressed or foreclosed properties, completing renovations on those properties rapidly and inexpensively, and marketing the properties to qualified first-time buyers who can buy the properties with little or no down payment. We typically sell a property for $90,000 and produce a profit of $15,000 per sale. The complete buy-repair or build-resell process for each property takes approximately six months. The intended result is an annual pre-tax return of approximately $30,000 on a $60,000 investment.

Operational  History

Our business involves the real estate industry and in order to buy real estate for our business of rehabilitating houses or building houses, construction financing is necessary. Through the years, we have constantly had difficulty in borrowing money from banks due to lack of cash in the corporate bank account. This is evidenced by the income of the years 1994 through 1997 as follows:

     Federal  Income  Tax  report  for  the  years  1994  though  1997:

          $61,965  -  1994;
          $73,886  -  1995;
          $76,684  -  1996;
          $20,369  -  1997;
         ($344,064)  -  1998.

In May of 1997 we obtained a line of credit for $1,500,000 with an investment banking company. The interest rate was between 15% and 18% per year with an equal amount in placement fees. Additionally, we had to give the lender 4,000,000 shares of restricted stock. We entered into this agreement due to lack of credit for the rehabilitation of houses. In 1997 we opened an office in New

Orleans, Louisiana because that city has 39,000 declared houses in need of repair. In 1997 and 1998, we completed 25 houses in New Orleans and between the points and interest we lost approximately $240,000. In 1998, we left New Orleans as it was determined that, with the excessive rate of interest being charged for the money borrowed, we could not be profitable. As of December 31, 1998, we had no more houses in inventory the inventory. In December 1998 we filed a lawsuit in Dade County Circuit Court against the lender and its president for civil usury. In that lawsuit we asked for return of principal, damages and return of the stock issued to the defendants. That stock (400,000 shares post split) is currently partially held in escrow with the courts and partially still in restricted form pending the result of the litigation.

In 1997 we wrote off a receivable of $105,000 due to the bankruptcy of the debtor, an original incorporator of NRPI.

In January, 1999 we completed a reverse split of our common stock on a 1 for 10 basis and proceeded to raise $557,500 from the sale and/or conversion into common stock of senior subordinated debentures. In addition, the Company raised $211,500 from the sale of our restricted stock during the 1999 fiscal year. The reverse split was done in order to reduce the number of shares outstanding so that it would be possible to attract investment capital through the sale of common stock.

Overhead

The monthly costs of our corporate offices are estimated to be approximately $20,000 per month. The monthly expense of $20,000 includes payroll, payroll taxes, dues and subscriptions, utilities for the corporate offices, health insurance for the employees, general liability insurance, office supplies, postage and freight, professional fees for accounting, legal and other consultants, corporate office rent, repairs and maintenance primarily for office equipment, telephone expenses and travel and entertainment.

Liquidity  and  Capital  Resources

Prior to our inception as a publicly owned company, we relied primarily upon loans originated by NRPI's founder, Richard S. Astrom. These loans helped to finance working capital needs when operations did not provide enough cash flow. Additionally, we have relied upon bank financing to acquire properties and pay operational costs. The bank financing has required the personal guarantee of Mr. Astrom. In the future, we need to acquire additional financing for the company with the proceeds of mortgage funding or public or private offerings of stock. However, we currently have sufficient funds to continue operations and new acquisitions will also supply additional funds to continue operations. Therefore, any future funding will result from business expansion and/or improvements to our financial lending structure. Thus, we do not have a schedule of future funds to be acquired and quantified because it is difficult to estimate when, or if, business expansion will occur or when, or if, financial lucrative opportunities will present themselves. If funds are required in the future they may be generated from stock sales or from the mortgaging of real estate. The can be no assurance that any such funds will be available on favorable terms and conditions when the capital is required.

At the end September 30, 1998, we had $13,754 in the bank and in the quarter ending December 1998 we showed a profit of $212,792. In the first months of 1999, we raised approximately $557,500 from the sale of our securities. We will use these monies as well as cash from stock sales for business operations. Should that cash flow prove insufficient, we expect to take defensive measures, including slowing construction, acquiring additional mortgage financing and/or selling additional stock.

Company  Background

NRPI was incorporated in Florida in 1993 and completed a reverse merger with a Nevada corporation in 1994. We believe that the Company has over 1200 stockholders. Our common stock is currently publicly traded on the OTC Bulletin Board. We finance our real estate projects with first mortgages from banks at bank rates. With our managerial and financial resources fully developed, we will strive to be a leader in business and to set an example of how a profitable, public company can use its assets and resources in conjunction with governmental agencies to develop and improve local communities.

The real estate market of South Florida is ripe for this type of development. Thousands of homes and lots go through foreclosure and abandonment yearly and become available at attractive prices and fit our criteria. These properties can become the inventory for us to buy and resell, and create profits. We do not feed off financial failure and economic stagnation but, to the contrary, encourage economic growth not only by investing in older neighborhoods but by providing jobs to local contractors.

There is an adequate supply of lots and dilapidated homes available to supply us with product for resale. The cities are mandated by public policy to maintain the neighborhoods in a safe, lawful and orderly manner, which includes that vacant houses be boarded at all times. Owners of vacant houses are notified if their houses are not lawfully kept, after a short period of time the house is demolished at the owner's expense and the lot left clear. We look to invest in these homes either before or after demolition at the appropriate price.

In order for us to buy real estate for our business of rehabilitating houses or building houses, construction financing is necessary. Through the years we have constantly had difficulty in borrowing money from banks due to lack of cash in the corporate bank account. This is evidenced by the income of the years 1994 through 1997. We have, however, improved our capital position through the sale of our securities and the establishment of new bank financing relationships. This enables us to increase our potential profitability by increasing the number of properties we are developing.

In January, 1999, we completed a reverse split of our common stock on a 1 for 10 basis and proceeded to raise approximately $557,500 from the issuance of common stock issued as a result of conversion of senior subordinated convertible debentures pursuant to an exemption provided for under Rule 504 of Regulation D. The reverse split was done in order to reduce the number of shares outstanding so that it would be possible to attract additional investment capital.

The  Market  Environment

The following provides a description of the market environment in which we currently operate.

The real estate values of "starter homes" in the United States has kept pace with inflation for the past 30 years, while values of other areas of the real estate market have gone through depression-like periods. These starter homes are found in older established residential neighborhoods. In particular, the increase of the interest rates to 20% in 1981 and the tax law change of 1986 severely lowered the value of real estate. However, the market that we have targeted did not feel the same strains produced by the economy. These renovated "starter homes" were $30,000 in 1981; $45,000 in 1987; $60,000 in 1994; $70,000
in  1997,  and  $85,000  in  1999.

The homes sold in these neighborhoods are sold with low down payments. The buyers are usually minorities and/or immigrants and first time homebuyers, not often educated in the language of home ownership. Since the 1960's, the big cities of the United States have been abandoned by the middle-class in favor of the suburbs, leaving the older and smaller dwellings to first-time home buyers. Economists refer to this market as the "affordable housing" market.

In the past, buyers have filled low cost homes in the Miami market as soon as they became available. In the 1950's, the market was veterans returning from World War II and the Korean War. In the 1960's, the influx of Hispanic immigrants into Miami filled the void left by those people desiring to live in the suburbs. Throughout the 1970's and 1980's, Haitians, Jamaicans, Cubans, Nicaraguans, Panamanians, Hondurans, Venezuelans, Mexicans, and Colombians have made Miami their home. The immigration into this multi-cultural city has not slowed much into the 1990's. Miami has become a large ethnic blend of many nationalities. All of these people need places to call home. It is within this population and older established residential neighborhoods that we have specialized in selling houses priced less than $90,000.

Nationally, home ownership is only 27% in many of these inter-city areas. Housing and Urban Development's ("HUD") national housing initiative goal is over 70% home ownership. Our goal is to convert those tenants into homeowners.

HUD and the Federal Housing Administration support the cities and their residential neighborhoods with low down payment housing programs. These financing programs are very favorable to lower income citizens. The Community Reinvestment Act ("CRA") requires banks to invest in these neighborhoods. The government favors private ownership over public housing and tenant-renter situations. It is up to the private and public sectors to engage these sound programs and make them successful. We have taken that challenge by revitalizing urban neighborhoods and, in so doing, help hundreds of working-class families realize the American dream of home ownership.

Business  Strategies

We have the established the following strategies in fulfilling the first part of our Business Plan.

1.  (a)     Purchase  distressed  and foreclosed homes for approximately $15,000 that need as much as $35,000 for repairs. The total investment usually approaches $40,000 - $50,000. We then sell the home for $75,000 - $80,000 within six months.

   (b) Purchase vacant lots for $7,500. We then contract with a building contractor to build a 1,300 square foot house for $55,000 and sell it for $90,000 while under construction. Within six months the new home is built, sold and closed. With adequate funds, hundreds of these homes can be purchased in many of America's large metropolitan cities.

The HUD programs are specifically aimed at the low income neighborhoods of America and to maintain the nation's existing housing stock which has depreciated and declined due to foreclosures, abandonment, and old age.

2. Subdivision development is a new area of the development business into which we are currently embarking with our initial project in Vero Beach called "Eagle Trace." This market is known as the retiree market selling to retirees moving from the northern cities to retire, live close to golf courses, the ocean, hospitals, and shopping. The buyers are looking for a new home of approximately 1,800 square feet, two car garage, and possibly a pool for approximately $125,000. The land and subdivision improvements costs us $10,000 per lot and, with sales at $25,000 per lot, profit of $15,000 per lot are expected. We plan on developing subdivisions of 70 to 100 homes. Additional profits will be earned by building the houses in the subdivision and selling the homes. Management feels that at that size, our risk is limited.

3. Apartment development is believed by management of the Company to be very lucrative due to demand and high rental prices for new apartments in the South Florida region. With the financing-mortgage plans available to NRPI, we anticipate building 50 to 100 unit apartment projects and capture a niche that is not being developed by many developers in South Florida at this time.

Competition

     The market for real estate development and housing construction is highly competitive and subject to economic changes, regulatory developments and emerging industry standards. We believe that the principal competitive factors in its markets are conformance to building standards, reliability, safety, price and quality of its final product. There can be no assurance that the Company will compete successfully in the future with respect to these or other factors.

Employees

     As of the date of this Form 8K report, substantially all of the activities of the company are undertaken by its current officers and directors. We have four employees, including the Company's two officers, at the date of this report.

FACILITIES

     NRPI currently maintains its executive offices on a rent-free basis pursuant to a month to month arrangement with Encore Builders, an unrelated firm which does contract construction work for the Company.

MARKET  FOR  NRPI's  SECURITIES

     NRPI has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Rules 504 of Regulation D and Rule 144 of the General Rules and Regulations of the Securities and Exchange Commission. NRPI's common stock is traded on the OTC Bulletin Board ( an electronic trading medium operated by Nasdaq) under the symbol NRPI. Although NRPI filed a SB-2 Registration Statement seeking to register certain securities for sale by the Company and thereby obtain reporting status, that SB-2 Registration Statement was withdrawn. Consequently, NRPI has not become or otherwise been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. NRPI is required to become a reporting company by the close of business on February 24, 2000 or no longer be listed on the OTC Bulletin Board. NRPI effected the stock exchange transaction with MAS XV on February 10, 2000 and became a successor issuer thereto in order to comply with the reporting company requirements implemented by the over-the-counter bulletin board.

The following table sets forth the high and low closing prices for shares of NRPI common stock for the periods noted, as reported by the National Daily Quotation Service and the Over-the-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. NRPI common stock is listed under the symbol "NRPI".

                                          CLOSING  PRICES
     YEAR PERIOD                            HIGH     LOW
     -----------                            ----     ---

     1999     First  quarter                 .53     .48
     Second  quarter                         .49     .42
     Third  quarter                          .25     .22
     Fourth  quarter                         .36     .11

     1998     First  quarter                 .69     .30
     Second  quarter                         .73     .27
     Third  quarter                          .70     .31
     Fourth  quarter                         .39     .25


     The number of beneficial holders of record of NRPI common stock as of the close of business on February 9, 2000 was approximately 606. Many of the shares of NRPI's common stock are held in "street name" and consequently reflect numerous additional beneficial owners whose individual identities are unknown to us, which we are advised is approximately 600 as of February 9, 2000.

     At September 30, 1999, NRPI had issued outstanding options to purchase 6,000,000 shares of its .001 par value common stock at an exercise price of
 .001.   These options are held by Christopher Astrom, a Director, Vice President and  Secretary  of  the  Company.

     At February 9, 2000, NRPI had 3,174,955 shares of common stock which could be sold pursuant to Rule 144. In general, under Rule 144, subject to the satisfaction of certain other conditions, a person, including one of our affiliates, who has beneficially owned restricted shares of common stock for at least one year is entitled to sell, in certain brokerage transactions, within any three-month period, a number of shares that does not exceed the greater of 1% of the total number of outstanding shares of the same class, or the average weekly trading volume during the four calendar weeks immediately preceding the sale. A person who presently is not and who has not been an affiliate for at least three months immediately preceding the sale and who has beneficially owned the shares of common stock for at least two years is entitled to sell such shares under Rule 144 without regard to any of the volume limitations described above.

CJB Transfer Services, 9800 Mt. Pyramid Court, Suite 400, Englewood, Colorado 80112 is the Company's independent transfer agent.

MANAGEMENT

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of the current directors and executive officers of NRPI who will remain so with the combined entity, their principal offices and positions and the date each such person became a director or executive officer. Our executive officers are elected annually by the Board of Directors. Our directors serve until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Richard Astrom and Christopher Astrom are Father and Son. There was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

     Our  directors  and  executive  officers  are  as  follows:

Name                                   Age           Positions
----                                   ---           ---------

Richard  Astrom                         52           Chairman, Chief Executive,
                                                     President, Director

Christopher  Astrom                     28           Director;  Vice President
                                                     and Secretary

Richard  Astrom  -  Qualifications

Richard Astrom currently serves as President, Chief Executive Officer and Chairman of the Board of Directors of NRPI. He has extensive experience in the first-time home buyer's market. Throughout his career in real estate, he has devoted himself to the needs of people seeking to own a piece of the American dream. Mr. Astrom is a graduate of the University of Miami with a Bachelor's degree in Business Administration and a major in Finance. As a certified real estate broker, he has been active as a salesperson, developer, and real estate investor since 1969. For more than 25 years, he has specialized in rehabilitating the existing housing stock of Miami, one of America's largest and fastest growing cities. He gained invaluable experience outside of the Miami area by adequately filling the roll of vice president and sales manager of a 200 home retirement community in Ocala, Florida, selling land and home packages. He was the primary developer of the land, recreation facilities, and housing stock. He also sold commercial properties and land in the same area, including 40 to 100 acres parcels for horse farms. As founder and president of NRPI, he has helped make dreams come true for hundreds of South Florida families. He has directed NRPI through a December 1994 merger with a publicly owned and traded company. Mr. Astrom has been President of the Company since 1993.

Christopher  Astrom  -  Qualifications

Christopher Astrom currently serves as Vice President, Secretary and Director of NRPI. Christopher manages all corporate acquisitions. He has experience in the analysis of market areas and their resale ability. In addition, he has developed management systems to control costs of acquisition and rehab thereby helping to ensure our profitability. The spread between purchase and sale is usually the same thus ensuring approximately $15,000 gross profit per sale. He received his Bachelor of Arts in Business Administration from the School of Business at the University of Florida. Mr. Astrom has been employed by the Company since 1995.

EXECUTIVE  COMPENSATION

Summary  Compensation  Table

     The following NRPI summary compensation table shows certain compensation information for services rendered in all employee capacities for the two fiscal years ended September 30, 1998 and 1999. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                                  SUMMARY  COMPENSATION  TABLE

               Annual-Compensation   Long-Term  Compensation  Awards     Payouts

                                                                          SECURITIES
                                           OTHER  ANNUAL   RESTRICTED     UNDERLYING     LTIP       ALL OTHER
NAME AND             SALARY      BONUS     COMPENSATION   STOCK  AWARDS     OPTIONS     PAYOUTS   COMPENSATION
TITLE                 YEAR          ($)          ($)          ($)          ($)          SARS (#)       ($)

Richard Astrom         $50,000     0            0          0                0            0           0
(President, CEO)          1999

                       $50,000     0            0          0                0            0           0
                          1998

Christopher Astrom     $15,000     0            0          120,000 *      6,000**        0           0
(VP, Secretary)           1999


                        $   0      0            0           0                0           0           0
                          1998


*  1,000,000  shares of Class A Common Stock          ** 6,000,000 stock options
at  par  ($.001)

The officers of the Company, Richard Astrom and Christopher Astrom, also receive nonemployee compensation in the form of "realtor" commissions for the execution of real estate transactions. During the fiscal year ended September 30, 1999, $121,000 was paid out and or accrued to the two officers.


                                     OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR
                                              (INDIVIDUAL  GRANTS)



                          NUMBER OF SECURITIES            PERCENT  OF  TOTAL
                          UNDERLYING                      OPTIONS/SAR'S  GRANTED
                          OPTIONS/SAR'S GRANTED           TO  EMPLOYEES  IN FISCAL    EXERCISE OF BASE PRICE
NAME                             (#)                              YEAR                     ($/SH)                EXPIRATION DATE





Christopher Astrom          6,000,000                           100%                         0                      perpetual


Richard Astrom                 0                                  0%                         0                         n/a

                       AGGREGATED  OPTION/SAR  EXERCISES  IN  LAST  FISCAL  YEAR
                                AND  FY-END  OPTION/SAR  VALUES



                                                          NUMBER  OF  UNEXERCISED
                                                          SECURITIES  UNDERLYING          $
                         SHARES  ACQUIRED                 OPTIONS/SARS  AT  FY-END     FY-END  VALUE
NAME                     ON  EXERCISE     VALUE  REALIZED                              EXERCISABLE/UNEXERCISABLE



Christopher Astrom        0                 0                6,000,000                   $1,500,000 *
                                                                                         EXERCISABLE

Richard Astrom            0                 0                    0                            0


*at  estimated  market  value  of  $.25  per  share

Director  Compensation

No fees are paid for director services at the time of this report, however, reasonable travel and lodging expenses associated with company meetings may be reimbursed.

Employment  Agreements

We have no formalized employment agreements with any employee. All employees, including the Company's officers work on a month to month basis.

CERTAIN  TRANSACTIONS

Richard Astrom, President, CEO and Director, is the father of Christopher Astrom, Vice President, Secretary and Director, of NRPI. Richard Astrom and Christopher Astrom make up the Board of Directors of the Company and control the activities and actions of the Company.

On March 1, 1999 Christopher Astrom was granted options to acquire 6,000,000 shares of common stock at a price of $.001 per share. Mr. Astrom has executed a promissory note to the Company in the amount of $20,000 for these options which were authorized and awarded to Mr. Christopher Astrom by a written consent in lieu of combined special meeting of Directors and Shareholders held on March 1, 1999. The options were granted to Christopher Astrom in consideration for waiver of compensation during 1996 and 1997. There is no stated expiration date on the option.

In April 1999, NRPI sold and issued senior subordinated debentures convertible into shares of common stock. As of July 31, 1999, restricted common stock totaling approximately $211,500 was issued and paid for. An additional amount of approximately $257,500 worth of common stock was issued upon conversion of the April 1999 debentures, and in August 1999, an additional amount of approximately $300,000 was received from the debenture conversion. As of the date of this report, 6,000,000 shares of our common stock have been issued as a result of conversion of previously issued senior subordinated convertible debentures.

On June 17, 1999, by a written consent in lieu of combined special meeting of Directors and Shareholders, a new class of common stock, "Class A common stock" was authorized on June 17, 1999. On that same date, 1,000,000 shares issued to Mr. Christopher Astrom. Each share of Class A common stock entitles Mr. Astrom to the equivalent of 20 common share votes in any matter to be voted on by the shareholders of the Company. The present principal shareholders will maintain voting control of NRPI based on the issuance of 1,000,000 class A common shares on June 17, 1999, which entitle the holder thereof (Christopher Astrom) to 20 votes for every Class A share held. The purpose of issuing these shares is to ensure that current management will maintain control of NRPI despite maintaining beneficial ownership of less than a majority of the shares of NRPI's common stock. Furthermore, the disproportionate vote afforded the class A common stock will prevent or impede potential acquirers from seeking to acquire control of NRPI, which could have a depressive effect on the price of our common stock. An additional 1,000,000 of the authorized 2,000,000 shares of Class A common stock is available for issuance. The Class A common stock is non-transferable except to a family member.

On February 10, 200 the Company entered into a consulting agreement between the Company and the following individual professional persons who acted as consultants to the Company: M. Richard Cutler, Brian A. Lebrecht, Vi Bui, James Stubler, and Samuel Eisenberg for services involving consultation, advice and counsel with respect to the negotiation and completion of the stock exchange between NRPI and MAS XV. In addition to cash compensation, the agreement calls for issuance of a total of 500,000 shares of NRPI to be issued to the consultants together with an obligation for the Company to register such shares on Form S-8 at NRPI's sole expense.

The President of the Company, Richard Astrom owes the Company $302,000 pursuant to a note which matures September 20, 2000. The note accrues interest at 8% per annum.

The officers of the Company, Richard Astrom and Christopher Astrom, receive additional compensation in the form of commissions for the execution of real estate transactions. During the fiscal year ended September 30, 1999, $121,000 was paid out and or accrued to the two officers.

RISK  FACTORS

The securities of the Company are speculative and involve a high degree of risk, including, but not necessarily limited to, the factors affecting future results described below. The statements which are not historical facts contained in this report on Form 8-K, including statements containing words such as "believes," "expects," "intends", "estimates," "anticipates," or similar expressions, are "forward looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties including, but not limited to, the factors set forth below.

Management  will  maintain  voting  control

Following completion of the acquisition, the present principal shareholders will maintain voting control of NRPI based on the issuance of 1,000,000 class A common shares, which entitle the holder thereof to the equivalent of 20 common share votes in any matter to be voted on by the shareholders of the Company. The purpose of issuing these shares is to ensure that current management will maintain control of NRPI despite maintaining beneficial ownership of less than a majority of the shares of NRPI's common stock. Furthermore, the disproportionate vote afforded the class A common stock will prevent or impede potential acquirers from seeking to acquire control of NRPI, which could have a depressive effect on the price of our common stock

Management  controls  the  Company's  funds

Management has broad discretion over how to spend the funds held by the Company. Although management will endeavor to act in the best interests of the shareholders, there can be no assurance that the decision to utilize proceeds will prove profitable to NRPI.

OTC  Bulletin  Board  listing  requirements

Under the new rules for continued listing on the Bulletin Board, companies are required to become and remain fully reporting. Although NRPI intends to complete all future required filings on a timely basis, there can be no assurance that we will not be de-listed from the Bulletin Board. If de-listed, the market will almost certainly reflect a depressive effect on the price of NRPI's common stock.

Penny  stock  regulations  and  requirements  for  low  priced  stock

Based upon the price of NRPI's common stock as currently traded on the OTC Bulletin Board, NRPI may be subject to Rule 15g-9 under the Exchange Act which imposes additional sales practice requirements on broker-dealers which sell securities to persons other than established customers and "accredited investors." For transactions covered by this Rule, a broker-dealer must make a special suitability determination for the purchaser and have received a purchasers written consent to the transaction prior to sale. Consequently, the Rule may adversely affect the ability of the broker-dealers to sell our common stock and could have a negative effect on the ability of shareholders to sell common shares of NRPI in the secondary market.

The Commission adopted regulations which generally define a "penny stock" to be any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Since NRPI's securities are currently subject to the existing rules on penny stock, your ability to liquidate your shares could be severely diminished.

Stock  prices  are  unpredictable

General market price declines or market volatility in the future could be negative with respect to the price of our common stock. In recent years, the stock markets in general, and securities of small capitalization companies in particular, have experienced extreme price fluctuations in response to such occurrences as quarterly variations in operating results, changes in earnings estimates, and announcements concerning strategic relationships and other events or facts. This pattern of extreme volatility in the stock market, which in many cases was unrelated to actual operating performance, could cause the price of NRPI's common stock to go down.


Investor's  entire  investment  could  be  lost

You should be aware that if we are not successful in the operation of our current business, or any future acquisition endeavors, your entire investment in the common stock of NRPI could become worthless. Even if we are successful in our operations and potential acquisitions, it is not certain that you will derive a profit from your investment in NRPI.

The  Company  will  need  additional  funds

NRPI will require substantial additional funding to further its real estate operations and business objectives. Although management believes that such funds will become available from sources including cash flow from business operations, bank loans, factoring or sale of additional stock, it has not formulated any specific plan for raising additional funds, including sale of additional equity securities, as of the date of this report. If our capital is insufficient to conduct our business and if we are unable to obtain needed financing, we will be unable to pursue our business plan. We have not thoroughly investigated whether this capital would be available, who would provide it, and on what terms. If we are unable to raise the capital required to fund our proposed projects, on acceptable terms, our business may be seriously harmed or even terminated. It is not certain that we will be able to obtain additional funding or, if obtained, that the terms of such funding would be favorable. This means that your shares of common stock could lose much of their value.

NRPI  may  not  be  successful

NRPI competes in the highly competitive market of real estate development and housing construction. Our prospects for success will depend on our ability to successfully market our houses to buyers. As a result, demand and market acceptance for our houses is subject to a high level of uncertainty. We currently have limited financial, personnel and other resources to undertake the extensive activities that will be necessary to acquire and build houses and related real estate projects. If we are unable to expand our marketing efforts, we will not generate substantial additional revenues.

NRPI  relies  on  its  management

NRPI is dependent upon the members of management set forth herein. If the current management is no longer able to provide services to NRPI, our business will be negatively affected. No member of management is currently serving under a written employment agreement.

Additional  capital  financing  may  affect  ability  to  sell

NRPI's common stock currently trades on the OTC Bulletin Board under the symbol NRPI. Stocks trading on the OTC Bulletin Board generally attract a smaller number of market makers and a less active public market and may be subject to significant volatility. If we raise additional money from the sale of our stock, the market price could drop and your ability to sell your stock could be diminished.

Super  voting  rights  granted  to  current  management

Our board of directors can issue "super voting" Class A common stock without shareholder consent and dilute the voting rights or otherwise significantly affect the rights of existing shareholders. The present principal shareholders will maintain voting control of NRPI based on the issuance of 1,000,000 class A common shares on June 17, 1999, which entitle the holder thereof (Christopher Astrom) to 20 common stock equivalent votes for every Class A share held. The purpose of issuing these shares is to ensure that current management will maintain control of NRPI despite maintaining beneficial ownership of less than a majority of the shares of NRPI's common stock. An additional 1,000,000 of the authorized 2,000,000 shares of Class A common stock is available for issuance. The Class A common stock is non-transferable except to a family member.

Volatile  market  for  NRPI  common  stock

The market for our common stock is very volatile. Our stock is presently trading on the OTC bulletin board maintained by Nasdaq under the symbol NRPI. While in the past there has been limited volume in trading in the public market for the NRPI common stock, and there can be no assurance that a more active trading market will develop or be sustained. The market price of the shares of common stock is likely to be highly volatile and may be significantly affected by factors such as fluctuations in our operating results, announcements of technological innovations or new products and/or services by us or our competitors, governmental regulatory action, developments with respect to patents or proprietary rights and general market conditions.

Potential  de-listing  of  common  stock

We may be de-listed from the OTC bulletin board. NASD Eligibility Rule 6530 issued on January 4, 1999, states that issuers who do not make current filings pursuant to Sections 13 and 15(d) of the Securities Act of 1934 are ineligible for listing on the OTC bulletin board. Issuers who are not current with such filings are subject to de-listing according to a phase-in schedule depending on each issuer's trading symbol as reported on January 4, 1999. Our trading symbol on January 4, 1999 was NRPI. Therefore, under the phase-in schedule, our common stock is subject to de-listing on February 20, 2000. One month prior to our potential de-listing date, our common stock had its trading symbol changed to NRPIE.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     Successor  Issuer  Election.

     Upon execution of the Exchange Agreement and delivery of the NRPI shares to the shareholders of MAS XV, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, NRPI became the successor issuer to MAS XV for reporting purposes under the Securities Exchange Act of 1934 and elected to report under the Act effective February 10, 2000.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

     The financial statements of NRPI for the fiscal years ending September 30, 1998 and September 30, 1999 are included herein. In addition, pro forma financial statements reflecting the combined financial statements of MAS XV and NRPI at September 30, 1999 are included herein.

                         NATIONAL REHAB PROPERTIES, INC.

                          AUDITED FINANCIAL STATEMENTS

                           SEPTEMBER 30, 1999 AND 1998






                         NATIONAL REHAB PROPERTIES, INC.

                                TABLE OF CONTENTS


                                                             PAGE


Independent  Auditor's  Report                                 1

Financial  Statements
     Balance  Sheet                                            2
     Statements  of  Income                                    3
     Statements  of  Changes  in  Stockholders'  Equity        4
     Statements  of  Cash  Flows                               5

Notes  to  Financial  Statements                           6 - 9

                              BAUM & COMPANY, P.A.
                          CERTIFIED PUBLIC ACCOUNTANTS
                        1515 UNIVERSITY DRIVE - SUITE 209
                          CORAL SPRINGS, FLORIDA  33071
                                 (954) 752-1712



                          INDEPENDENT AUDITOR'S REPORT

To  the  Board  of  Directors  and  Stockholders
National  Rehab  Properties,  Inc.
Miami,  Florida

We have audited the accompanying balance sheet of National Rehab Properties, Inc. of September 30, 1999 and the related statements of income, changes in stockholders' equity, and cash flows for the years ended September 30, 1999 and September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Rehab Properties, Inc. of September 30, 1999, and the results of its operations, changes in stockholders' equity and its cash flows for the years ended September 30, 1999 and September 30, 1998 in conformity with generally accepted accounting principles.



December  13,  1999
Coral  Springs,  Florida

                         NATIONAL REHAB PROPERTIES, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1999

                                     ASSETS
                                    ________






Current Assets
Cash in bank                                           $  411,257
Inventory - real estate holdings (Note 2 and 6)         1,216,381
Subscriptions Receivable (Note 7)                         500,000
Prepaid expenses                                           57,000
                                                      -----------

Total Current Assets                                    2,184,638
                                                      -----------

Property, Plant & Equipment (Note 4)
(Net of $12,061 accumulated depreciation)                  47,435
Other Assets
Investment - land                                          22,283
Notes Receivable (Net of allowance for bad
 debts of $12,000)                                         12,358
Organizational costs (net of $2,779
 Accumulated depreciation)                                  2,779
Deposits                                                   25,000
Note Receivable - Related Party (Note 5)                  302,000
                                                      -----------

Total Other Assets                                        364,420
                                                      -----------

Total Assets                                           $2,596,493
                                                      ===========


                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------



Current Liabilities
Accounts payable and accrued expenses                      $   82,203
Notes payable (Note 6)                                        650,000
Mortgages and debentures payable (Note 7)                     947,500
                                                           -----------

Total Current Liabilities                                   1,679,703
                                                           -----------

Shareholders' Equity
Common stock, $.001 par value; authorized 40,000,000
   Shares; issued and outstanding 9,054,773                     9,055
Common stock class a voting, $.001; authorized 2,000,000
shares; issued and outstanding 1,000,000                        1,000
Additional paid in capital                                  1,324,190
Accumulated deficit                                          (417,455)
                                                           -----------

Total Shareholders'  Equity                                   925,688
                                                           -----------

Total Liabilities and Shareholders' Equity                 $2,596,493
                                                           ===========

               See  accountants'  report  and  notes  to  financial  statements

                         NATIONAL REHAB PROPERTIES, INC.
                              STATEMENTS OF INCOME
                     YEARS ENDED SEPTEMBER 30, 1999 AND 1998





                                                                 1999         1998
                                                           -----------  -----------

Gross sales                                                $  374,038      935,744


Cost of sales                                                 118,368    1,163,556
                                                           -----------  -----------

Gross profit (loss)                                           255,670     (227,812)

Operating Expenses:

General & administrative expenses                             509,543       69,623
                                                           -----------  -----------

Net (loss) before other income and expense                   (253,873)    (297,435)

Other Income (expense)                                        (14,124)     (48,836)

Interest income                                                 8,488        2,207
                                                           -----------  -----------
                                                               (5,636)     (46,629)
                                                           -----------  -----------

Net (loss)                                                 $ (259,509)  $ (344,064)
                                                           ===========  ===========


Weighted average common shares outstanding                  3,390,338      977,370
                                                           -----------  -----------

Weighted average common shares outstanding fully diluted    7,715,338      977,370
                                                           -----------  -----------
Loss per share                                             $   (.0765)  $    (.352)
                                                           ===========  ===========
Loss per share fully diluted                               $   (.0336)  $    (.352)
                                                           ===========  ===========

                     See accountants' report and notes to financial statements

                         NATIONAL REHAB PROPERTIES, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                           SEPTEMBER 30, 1999 AND 1998

                                             Common Stock        Class A Common Voting   Additional Retained
                                                                                          Earnings/Paid-in       Accumulated
                                           #Shares   Amount      #Shares      Amount       Capital                 Deficit
                                           _______   ______      _______     ________    ____________________    ____________


September 30, 1997                           977,370   $    977               $   -0-         $288,267           $  186,119

Net (Loss)                                                                                                         (344,064)
                                             ________   ________                               ________           __________

September 30, 1998                           977,370        977                                288,267             (157,946)

Additional shares issued for services
   rendered Class A Voting                                         1,000,000   1,000           119,000
Additional shares issued for services
   rendered                                3,030,000      3,030                                107,970

Additional shares issued for subscription
   offering                                2,075,004      2,075                                209,425

Additional shares issued from debenture
   conversion                              2,972,399      2,972                                599,528

Net(Loss)                                                                                                         (259,509)
                                           __________     ______  ___________   ______      ____________          __________

September 30, 1999                        10,054,773   $  9,055    1,000,000   1,000        $1,324,190         $  (417,455)
                                          ============  ========= =========== ========    ============         =============

                      See accountants' report and notes to financial statements

                         NATIONAL REHAB PROPERTIES, INC.
                             STATEMENT OF CASH FLOWS
                           SEPTEMBER 30, 1999 AND 1998





                                                           1999                       1998
                                                         ----------                  --------

Cash Flows From Operating Activities:

Net income (loss)                                          $ (259,509)                $(344,064)

Adjustments to reconcile net income (loss) to
net cash provided by operating activities:
Depreciation and amortization                                  10,507                     5,199
Loss on sale of asset                                           - 0 -                       800
Changes in assets and liabilities
(Increase) decrease in inventory of real estate holdings     (545,153)                   99,136
(Increase) decrease in prepaid expenses                        15,645                   (71,569)
Decrease in security deposits                                     700                      (700)
(Increase) decrease in deposits                               (25,000)                    8,400
Decrease in customer deposits                                  (1,350)                    1,350
Increase (decrease) accounts payable                            82,203                   (7,102)
(Decrease) in income tax payable                               (37,228)                   - 0 -
                                                           ----------------            ----------

                                                              (759,185)                (308,550)
                                                           ----------------            ----------

Cash Flows From Investing Activities:

Purchases of fixed assets                                      (51,060)                  (1,059)
Proceeds from sale of fixed assets                               - 0 -                      470
Proceeds from sale of investment land                            - 0 -                   66,850
Reduction of mortgage receivable                                29,018                   92,297
Writeoff of mortgage receivable                                 12,000                    - 0 -
Increase in note to related party                                - 0 -                  (97,841)
Reduction in note to related party                              18,091                    - 0 -
                                                           ----------------             ----------

                                                                 8,049                   60,717
                                                           ----------------             ----------

Cash Flows From Financing Activities:

Proceeds from mortgages payable                                605,900                  208,962
Repayment of mortgages payable                                (970,641)                 (36,492)
Proceeds from debentures                                       947,500                    - 0 -
Proceeds from note payable - related party                      20,000                    - 0 -
Proceeds from issuance of common stock                       1,045,880                   80,894
Increase in subscription receivable                           (500,000)
                                                           -----------------            ---------
                                                             1,148,639                  253,364
                                                           -----------------            ----------

Net Increase in cash                                           397,503                   5 ,531

Cash at beginning of year                                       13,754                    8,223
                                                           -----------------            ----------

Cash at end of year                                        $   411,257                  $13,754
                                                           ==================          ==========

                     See accountants' report and notes to financial statements

                         NATIONAL REHAB PROPERTIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999

NOTE  1  -  SUMMARY  OF  SIGNIFICANTACCOUNTINGPOLICIES
            ------------------------------------------

BACKGROUND
----------

The Company was originally incorporated in the State of Nevada on October 18, 1971 under the name of Mister Las Vegas, Inc. On December 15, 1994 the Company merged with a privately owned company, National Rehab Properties, Inc., a Florida corporation formed on October 1, 1993. The surviving Nevada corporation changed its name to National Rehab Properties, Inc. and became authorized to conduct business in the State of Florida on August 17, 1995. The Corporation's primary objective is to purchase residential properties, renovate the acquired properties, and hold the refurbished, reconstructed properties for sale, or buy lots and build houses for resale. National Rehab Properties, Inc.'s accounting procedures are based on the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, "Construction Contractor". The Company intends to sell its inventory in the normal course of doing business.

REAL  ESTATE  HOLDINGS
----------------------
Real estate investments are stated at the lower of cost or market. Acquisition costs are allocated to respective properties based on appraisals of the various properties acquired in the acquisition.

INCOME  TAXES
-------------
In February 1992, the Financial Accounting Standards Board issued Statement on Financial Accounting standards 109 of "Accounting for Income Taxes." Under the Statement 109, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. The Company has net operating losses (NOL's) of approximately $ 417,455.

Deferred  tax  benefit  (34%  statutory  rate)          $  88,233
Valuation  allowance                                       88,233
                                                        ----------
Net  Benefit                                            $  -  0  -
                                                        ============

Due to the uncertainty of utilizing the NOL and recognizing the deferred tax benefit, an offsetting valuation allowance has been provided.

REVENUE  RECOGNITION
--------------------

Revenue is recognized under the full accrual method of accounting upon the completed sale of real property held for development and sale. All costs incurred directly or indirectly in acquiring and developing the real property are capitalized.

                         NATIONAL REHAB PROPERTIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999


NOTE  1  -  SUMMARY  OF  SIGNIFICANTACCOUNTINGPOLICIES  (CONTINUED)
            ------------------------------------------

USE  OF  ESTIMATES
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

CASH  AND  CASH  EQUIVALENTS
----------------------------

Cash and cash equivalents include cash on hand, cash in banks, and any highly liquid investments with a maturity of three months or less at the time of purchase.
The Company maintains cash and cash equivalent balances at several financial institutions which are insured by the Federal Deposit Insurance Corporation up to $100,000. At September 30, 1999 the Company had approximately $400,000 on deposit.

EARNINGS/LOSS  PER  SHARE
-------------------------

Primary earnings per common share are computed by dividing the net income (loss) by the weighted average number of shares of common stock and common stock equivalents outstanding during the year. The number of shares used for the fiscal years ended September 30, 1999 and 1998 were 3,390,338 and 977,370 respectively. Fully diluted shares for the fiscal year ended September 30, 1999 and 1998 were 7,715,338 and 977,370 respectively.

NOTE  2  -     INVENTORY
               ---------

Inventory consists of residential single family homes and duplexes held for resale, and is valued at the lower of costs or market value. Cost includes acquisition, renovation and carrying costs specifically identified with each unit.

NOTE  3  -     LONG-TERM  RECEIVABLES
               ----------------------
MORTGAGES  RECEIVABLE
---------------------

Rehab Properties due to the irregular payment history of these types of mortgages, the balance has been reclassified as Mortgages receivable of $ 12,358, net of an allowance for bad debt of $12,000, are due from persons that purchased properties from the Company.

                         NATIONAL REHAB PROPERTIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999


NOTE  4  -     PROPERTY  &  EQUIPMENT
               ----------------------

Property and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the respective assets, generally three to five years, on a straight-line basis.

Transportation  Equipment                               $  54,680
Office  Equipment                                           4,816
                                                        ----------
          Total                                            59,496
Less:  Accumulated  Depreciation                          (12,061)
                                                        ----------
          Net  Fixed  Assets                            $  47,435
                                                         =========

NOTE  5  -     RELATED  PARTY  TRANSACTION
               ---------------------------

The president of the Company owes $302,000. The note accrues interest at 8% per annum and is payable on September 20, 2000.

The officers of the Company receive commissions for the execution of real estate transactions. During the fiscal year ended September 30, 1999, $121,000 was paid out and or accrued.
     (See  Note  7  -  Capital  Transactions)

NOTE  6  -     MORTGAGES  AND  NOTES  PAYABLE
               ------------------------------

MORTGAGE  PAYABLE
     -----------------
Collateralized  note,  bearing  interest  at  the  greater  of  8.25%
or  1.5%  over  prime  lending  rate.  Payable  monthly  interest only,  and  balloon  payment  of  principal  plus  unpaid  interest on  October  1,  2000.  Construction  loan  not  currently
drawn  upon.                                                           $       0

     MORTGAGE  PAYABLE
     -----------------
Collateralized  note  bearing  interest  at  8%  and  payable
in  full  plus  accrued interest on June 29, 2000                        600,000

NOTE  PAYABLE
-------------
Collateralized  note,  secured  by  real  estate,  due  upon  sale  of
underlying  real  estate.  Includes  computed  interest  of  10%.         30,000

     NOTE  PAYABLE  -  RELATED  PARTY
     --------------------------------
Unsecured  note,  non-interest bearing, due on demand                     20,000

NOTE  6  -     MORTGAGES  AND  NOTES  PAYABLE  (Continued)
               ------------------------------

Total  Notes  payable                                                    650,000

Total  Non-Current  Maturities                                                 0
                                                                        --------
Total  Current  Maturities                                            $  650,000
                                                                      ==========

NOTE  7  -  CAPITAL  TRANSACTIONS
            ---------------------

During the fiscal year ended September 30, 1999 the following capital transactions occurred.

A. 1,000,000 Class A voting common shares, valued at $120,000, were issued to an officer of the Company for services rendered.

2. 3,030,000 common shares, valued at $11,000, were issued for services rendered. 1,630,000 of these shares were issued to unrelated parties.
1,400,000 of these shares were issued to an officer of the Company. Subsequent to the year end, the 1,400,000 shares issued to the officer were turned back into the corporation and canceled.

3. 2,075,004 common shares were sold through a 504(D) offering. The Company received, net of offering expenses, $211,500.

4. 2,972,399 common shares valued at $602,500 were issued to debenture holders as part of a conversion provision.

5. On July 30, 1999 the company offered a senior subordinated convertible debenture. As of the year end the Company raised $947,500. Subsequent to the year end, the offering was fully funded with the company receiving net proceeds of $870,000. Also, all of the debenture holders exercised the convertible provision and 6,000,000 common shares were subsequently issued.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

{Auditor's  Disk}

               Pro Forma Combined Financial Statements (unaudited)


Pro  Forma  Financial  Statements:

     Balance  Sheets

     Statements  of  Operations

     Notes  to  Pro  Forma  Financial  Statements

                          MAS  ACQUISITION  XV  CORP.  (MAS  XV)
                    NATIONAL  REHAB  PROPERTIES,  INC.  (NRPI)

                              PRO  FORMA  BALANCE  SHEET
                                    (Unaudited)




                            NRPI              MAS  XV
                            September  30,    September  30,
                              1999             1999                Adjustments        Combined


ASSETS
Current Assets:            $                    $                   $                  $

 Cash                         411,257              40                                    411,297
 Inventory - Real Estate    1,216,381               0                                   1,216,381

 Subscriptions Receivable     500,000               0                                     500,000

Prepaid Expenses               57,000               0                                      57,000
                           ----------              --                                  ----------

Total Current Assets        2,184,638              40                                   2,184,678
                           ----------              --                                  ----------

Property Plant
& Equipment
Net of Depreciation            47,435                                                      47,435

Other Assets:

Notes Receivable
Related Party                 302,000                                                     302,000

Investment Land                22,283                                                      22,283

Notes Receivable, net          12,358                                                      12,358

Organizational Costs
Net of amortization             2,779                                                       2,779

Deposits                       25,000                                                      25,000
                           ----------                                                    --------


TOTAL ASSETS                2,596,493               40                                  2,596,533
                           ==========               ==                                 ==========

The accompanying notes are an integral part of the pro forma financial statements

                    MAS  ACQUISITION  XV  CORP.  (MAS  XV)
                    NATIONAL  REHAB  PROPERTIES,  INC.  (NRPI)

                              PRO  FORMA  BALANCE  SHEET
                                   (Unaudited)



                                 NRPI               MAS  XV
                             September  30,    September  30,
                                 1999                   1999                Adjustments        Combined



Liabilities:

Current Liabilities            $                $                             $                   $

Accounts Payable
and accrued expense                82,203                                                              82,203

Notes Payable                     650,000                                                             650,000

Mortgages &
Debentures Payable                947,500                                                             947,500
                               -----------                                                        -----------

Total Current Liabilities       1,679,703                                                           1,679,703
                               -----------                                                        -----------

Shareholders Equity

Common Stock, $.001
Par value; authorized
40,000,000; issued and
outstanding 9,054,773               9,055                                                             10,055
(10,054,773 post transaction)

Common Shares
Class A voting $.001;
Authorized 2,000,000;
Issued and outstanding
1,000,000                           1,000                                                             1,000

Additional paid in
Capital                         1,324,190                                                         1,324,190

Accumulated Deficit              (417,455)                                                         (418,415)
                               -----------                                                       -----------

Total Shareholders                916,790                                                           916,830
                               -----------                                                       -----------
Equity

Total Liabilities and
Shareholders Equity             2,596,493                                                         2,596,533
                               ===========                                                       ===========

The accompanying notes are an integral part of the pro forma financial statements

                    MAS  ACQUISITION  XV  CORP.  (MAS  XV)
                    NATIONAL  REHAB  PROPERTIES,  INC.  (NRPI)

                              PRO  FORMA  STATEMENT  OF  OPERATION
                                         (Unaudited)




                           NRPI               MAS  XV
                        September  30,    September  30,
                           1999                1999                Adjustments        Combined



Revenues             $                     $                        $                   $

Gross Sales            374,038                                                             374,038

Cost of Sales          118,368                                                             118,368
                     ----------                                                         ----------

Gross Profit (loss)    255,670                                                             255,670

Operating Expense

General and
Administrative         509,543                                                             509,543
                     ----------                                                         ----------

Net (Loss) before
other income and
expense               (253,873)                                                           (253,873)

Interest (expense)     (14,124)                                                            (14,124)

Interest (income)        8,488                                                               8,488

Net (loss)            (259,509)                                                           (259,509)

The accompanying notes are an integral part of the pro forma financial statements

     NOTES  TO  PRO  FORMA  FINANCIAL  STATEMENTS
                       (Unaudited)


(1)     General

     On February 10, 2000, NRPI issued 1,000,000 shares of its common stock to Shareholders of MAS XV pursuant to the acquisition of MAS XV. This business combination will be accounted for as a purchase.

(2)     Pro  Forma  Information

     The pro forma financial statements give effect to the acquisition of MAS XV by NRPI as if the acquisition had taken place at the beginning of the respective periods.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     NRPI as the successor issuer has a fiscal year end of September 30, which fiscal year end will continue for NRPI and be the new fiscal year for MAS XV.


EXHIBITS

1.1.    Stock  Exchange  Agreement  between  MRC Legal Services Corporation and
        National  Rehab  Properties,  Inc.,  dated  as  of  February  10, 2000.
1.2.    Consulting  Agreement  dated  February  10,  2000.
3.1     Articles  of  Incorporation - National Rehab Properties, Inc. (Florida)
3.2 Articles of Incorporation - National Rehab Properties, Inc. - Nevada (Mister Las Vegas)
3.3     By-Laws
3.4 Written Consent in Lieu of Combined Special Meeting of Directors and Shareholders dated June 17, 1999.
3.5 Written Consent in Lieu of Combined Special Meeting of Directors and Shareholders dated March 1, 1999.
4.1     Specimen  Common  Stock  Certificate
23.1    Consent  of  Baum  &  Company,  P.A.  independent  public  accountants


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     National  Rehab  Properties,  Inc.

     By  /s/  Richard  Astrom

     Chief  Executive  Officer,  Director

Date:  February  14,  2000